SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  November 20, 1998
                                                  -----------------


                            ILX RESORTS INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Arizona                      001-13855                 86-054171
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)


          2111 East Highland Avenue, Suite 210, Phoenix, Arizona 85016
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (602) 957-2777
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         ILX Resorts Incorporated, an Arizona corporation ("ILX"), is filing this Amendment No. 1 to its Current Report on Form 8-K, dated November 20, 1998 (the "Form 8-K"), in order to file as an exhibit a letter from Deloitte & Touche LLP ("D&T") to the U.S. Securities and Exchange Commission. Pursuant to Item 304(a)(3) of Regulation S-K, D&T has provided such letter for the purposes of stating whether or not it disagrees with the statements made by ILX in the Form 8-K. A copy of D&T's letter is filed herewith.

         ILX disagrees with that portion of the fourth sentence of the fourth paragraph of D&T's letter which states that D&T advised ILX's Chief Financial Officer, its Chairman and Chief Executive Officer, its President, and one of the two members of its Audit Committee, that "D&T believed the 9/30/98 Financial Statements were misstated". At no time during the course of D&T's discussions with such officers and director of ILX did D&T state that ILX's treatment of the transaction constituted a misstatement, rather D&T stated that it was a disagreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements

          None

      (b) Pro Forma Financial Information

          None

      (c) Exhibits

          16 Letter, dated December 8, 1998, from Deloitte & Touche LLP to the
             U.S. Securities and Exchange Commission


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

                                    EXHIBITS


NO.                        DESCRIPTION                         METHOD OF FILING
---                        -----------                         ----------------

16             Letter, dated December 8, 1998, from             Filed Herewith
               Deloitte & Touche LLP to the U.S.
               Securities and Exchange Commission


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to its report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ILX RESORTS INCORPORATED


                                            By: /s/ Joseph P. Martori
                                               ---------------------------
                                               Joseph P. Martori
                                               Chief Executive Officer


Date: December 11, 1998




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